May 7, 2025

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Investor Shares – CAPPX

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2024

Prospectus and SAI

Effective immediately, Mr. Brandon Bischof no longer serves as a Co-Portfolio Manager to the Canterbury Portfolio Thermostat Fund (the “Fund”), and therefore, all references to Mr. Brandon Bischof in the Fund’s Prospectus and SAI are deleted in their entirety. Mr. Thomas L. Hardin and Ms. Kimberly J. Custer continue to serve as Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at https://www.canterburygroup.com/mutualfund.

Investors Should Retain this Supplement for Future Reference.